UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

Feutune Light Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-264221	87-4620515
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

48 Bridge Street, Building A

Metuchen, New Jersey 08840

(Address of principal executive offices)

909-214-2482

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant, and one right	FLFVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC
Rights, each right exchangeable for one-tenth (1/10) of one share of Class A common stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 15, 2022, the Registration Statement on Form S-1 (File No. 333-264221) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Feutune Light Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On June 21, 2022, the Company consummated the IPO of 9,775,000 units (including 1,225,000 units issued upon the partial exercise of the over-allotment option, the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), one redeemable warrant (the “Warrant”), each Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, and one right (the “Right”), each right entitling the holder thereof to receive one-tenth (1/10) of one share of Class A Common Stock upon the completion of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $97,750,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 498,875 units (the “Private Placement Units”), including 478,875 units to Feutune Light Sponsor LLC (“Sponsor”), and 20,000 units to US Tiger Securities, Inc., a representative of the several underwriters of the IPO (“US Tiger”), at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,988,750 (including $4,788,750 from Sponsor and $200,000 from US Tiger). The Private Placement Units are identical to the Units sold in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated June 15, 2022, among the Company, US Tiger and EF Hutton, division of Benchmark Investments, LLC, as representatives of the several underwriters;

●	a Warrant Agreement, dated June 15, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC, as warrant agent;

●	a Right Agreement, dated June 15, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC, as right agent;

●	a Private Placement Unit Purchase Agreement, dated June 15, 2022, between the Company and the Sponsor;

●	a Private Placement Unit Purchase Agreement, dated June 15, 2022, between the Company and US Tiger;

●	an Investment Management Trust Agreement, dated June 15, 2022, between the Company and Continental Stock Transfer & Trust Company, LLC, as trustee;

●	a Registration Rights Agreement, dated June 15, 2022, between the Company, the Sponsor, US Tiger and certain other security holders of the Company;

●	a Letter Agreement, dated June 15, 2022, between the Company, the Sponsor, US Tiger and certain security holders named therein;

●	an Indemnity Agreements, dated June 15, 2022, between the Company and each of its officers and directors.

The Underwriting Agreement is included as Exhibit 1.1, the Warrant Agreement is included as Exhibit 4.1, the Right Agreement is included as Exhibit 4.2, the Letter Agreement, Investment Management Trust Agreement, Registration Rights Agreement are included as Exhibits 10.1, 10.2 and 10.3, respectively, the Private Placement Unit Purchase Agreement between the Company and the Sponsor, and the Private Placement Unit Purchase Agreement between the Company and US Tiger are included as Exhibits 10.4 and 10.5, the Indemnity Agreement between the Company and its officers and directors is included as Exhibit 10.6, respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 498,875 Private Placement Units to the Company’s Sponsors, including 478,875 units to Sponsor and 20,000 units to US Tiger, at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $4,988,750. The Private Placement Units are identical to the Units sold in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 15, 2022, in connection with the effectiveness of the Registration Statement, Xueodng (Tony) Tian, Kevin Vassily, David Ping Li and Michael Davidov became directors of the Company. In addition, pursuant to the amended and restated certificate incorporation of the Company, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2023 annual general meeting – Michael Davidov; Class II, with a term expiring at the 2024 annual general meeting –Kevin Vassily and David Ping Li; and Class III, with a term expiring at the 2025 annual general meeting – Lei Xu and Xuedong (Tony) Tian.

The board has determined that each of Mr. Vassily, Mr. Li and Mr. Davidov are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Sherman qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Vassily, Mr. Li and Mr. Davidov will serve as members of the audit committee, with Mr. Li serving as chair of the audit committee.

On June 15, 2022, our Sponsor has agreed in a Securities Assignment Agreement to transfer an aggregated amount of 440,000 founder shares to our officers, directors, secretary and a member of the Sponsor and their designees prior to the closing of this offering, among which, (i) 141,000 founder shares will be transferred to Mr. Xuedong (Tony) Tian, our Chief Executive Officer and Director, (ii) 153,000 founder shares will be transferred to Dr. Lei Xu, our President and Chairwoman, (iii) 141,000 founder shares will be transferred to Ms. Yuanmei Ma, our Chief Financial Officer; (iv) each 20,000 founder shares will be transferred to Mr. Vassily, Mr. Li and Mr. Davidov, our independent director nominees; and (v) 10,000 founder shares will be transferred to Ms. De Mi, our secretary. Other than as set forth elsewhere in this prospectus, no compensation of any kind, including finder’s and consulting fees, will be paid to our founders or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to this offering to be paid either prior to or in connection with our initial business combination. In addition, our officers, directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our founders or their affiliates.

A copy of the Securities Assignment Agreement is included as Exhibits 10.7 hereto, and incorporated by reference herein.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Certificate of Incorporation.

On June 14, 2022, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $99,216,250 (or $10.15 per unit), comprised of $97,750,000 of the proceeds from the IPO (which amounts includes $2,975,000 of the underwriter’s deferred underwriting fee pursuant to the Agreement), and $4,988,750 of the proceeds from the Private Placement Units, were placed in a U.S.-based trust account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Certificate of Incorporation to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 9 months (or up to 18 months, if extended) from the closing of the IPO and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 9 months (or up to 18 months, if extended) from the closing of the IPO, subject to applicable law.

On June 15, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated June 15, 2022, among the Registrant, US Tiger Securities, Inc. and EF Hutton, division of Benchmark Investments, LLC, representatives of the several underwriters, and Craig-Hallum Capital Group LLC as qualified independent underwriter.

3.1	Amended and Restated Certificate of Incorporation, dated June 15, 2022.

4.1	Warrant Agreement, dated June 15, 2022, between the Registrant and Continental Stock Transfer & Trust Company, LLC, as warrant agent.

4.2	Right Agreement, dated June 15, 2022, between the Registrant and Continental Stock Transfer & Trust Company, LLC, as right agent.

10.1	Letter Agreement, dated June 15, 2022, among the Registrant and certain security holders.

10.2	Investment Management Trust Agreement, dated June 15, 2022, between the Registrant and Continental Stock Transfer & Trust Company, LLC, as trustee.

10.3	Registration Rights Agreement, dated June 15, 2022, among the Registrant and certain security holders.

10.4	Private Placement Units Purchase Agreement, dated June 15, 2022, between the Registrant and the Sponsor.

10.5	Private Placement Unit Purchase Agreement, dated June 15, 2022, between the Registrant and US Tiger.

10.6	Form of Indemnity Agreements, dated June 15, 2022, between the Registrant and each of its directors and officers.

10.7	Securities Transfer Agreement, dated June 15, 2022, among the Sponsor, and certain directors and officers of the Registrant.

99.1	Press Release, dated June 15, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	CFO

Date: June 21, 2022

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